UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 3, 2019 (May 1, 2019)

TWIN DISC, INCORPORATED

(Exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street                 Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:     (262)638-4000

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	TWIN	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2019, the Board of Directors (the “Board”) of Twin Disc, Incorporated (the “Company”) accepted the resignation of Malcolm F. Moore from his position as Executive Vice President, Chief Operating Officer. Mr. Moore has served the Company as Executive Vice President since July 2015, and as Chief Operating Officer since August 1, 2016. Mr. Moore’s duties as Chief Operating Officer were reassigned effective May 1, 2019 as described below. His resignation as Executive Vice President and his last day of employment with the Company will be effective May 31, 2019.

At a meeting on May 1, 2019, in connection with Mr. Moore’s retirement, the Compensation and Executive Development Committee of the Board (the “Compensation Committee”) approved the following, subject to Mr. Moore's execution of a release in favor of the Company: (i) the full vesting of Mr. Moore’s 19,386 outstanding shares of the Company’s restricted stock awarded under the Twin Disc, Incorporated 2010 Long-Term Incentive Compensation Plan (the “2010 LTI Plan”), and (ii) the non-prorated payout of Mr. Moore’s outstanding performance shares for the performance period ending June 30, 2019, which were also awarded under the 2010 LTI Plan. Mr. Moore was awarded a target number of 19,386 performance shares for the performance period ending June 30, 2019, subject to adjustment based on the actual performance of the Company relative to the performance objectives and relative weights established under Mr. Moore’s July 28, 2016 Performance Stock Award Grant Agreement.

On May 1, 2019, the Board approved the hiring of James E. Feiertag, age 62, and appointed Mr. Feiertag to serve as the Company’s President and Chief Operating Officer effective May 1, 2019. In connection with Mr. Feiertag’s assumption of the role of President of the Company, the Board also approved the transition of the role of President from John H. Batten to Mr. Feiertag effective May 1, 2019. Mr. Batten will continue to serve as the Company’s Chief Executive Officer.

Prior to joining the Company, Mr. Feiertag served as the President and Chief Executive Officer of Bemis Manufacturing Company from October 2014 through March 2019. Before that, Mr. Feiertag served the Company as Executive Vice President from 2001 until 2014 and as Vice President, Manufacturing from 2000 to 2001.

At its meeting on May 1, 2019, the Compensation Committee approved the terms of Mr. Feiertag’s compensation. Mr. Feiertag will receive an annual base salary of $440,000. He will not participate in the Company’s Corporate Incentive Plan (the “CIP”) for the 2019 fiscal year, but Mr. Feiertag will be eligible to participate in the CIP for the 2020 fiscal year with an expected target bonus of 65% of his 2020 base salary.

The Compensation Committee also granted 7,721 restricted shares under the Twin Disc, Incorporated 2018 Long-Term Incentive Compensation Plan (the “2018 LTI Plan”) that will vest on August 1, 2021 if Mr. Feiertag remains employed through such date. The restricted shares will also fully vest if Mr. Feiertag terminates employment due to death or disability, or if Mr. Feiertag is involuntarily terminated without cause or terminates employment for good reason following a change in control of the Company.  A copy of the Restricted Stock Award Grant Agreement is attached hereto as Exhibit 10.1 and incorporated by reference.

In addition, the Compensation Committee awarded Mr. Feiertag a target number of 7,721 performance shares under the 2018 LTI Plan that will vest at the end of the 2021 fiscal year, provided certain performance goals are achieved. The performance shares will be paid out based on the following performance objectives and relative weights for each objective for the three fiscal year period ending June 30, 2021: (i) average return on invested capital (40%), (ii) average sales revenue (30%), and (iii) average annual earnings per share (30%).  With respect to each performance objective, a value shall be determined as a percentage of the target based on the attainment of the performance objective for the performance period.  If the Company does not obtain the threshold for that performance objective, such percentage shall be 0%.  If the Company equals or exceeds the maximum for that performance objective, the percentage shall be 150%. Outcomes between the threshold and target will be interpolated linearly between the amount of threshold award and the amount of the target award applicable to that performance objective, and outcomes between target and maximum will be interpolated linearly between the amount of the target award and the amount of the maximum award applicable to that performance objective.  The percentage for each performance objective will be multiplied by the weight accorded to that performance objective, and the sum of the weighted percentages for each of performance objectives will be multiplied by the target number of performance shares awarded. The maximum number of performance shares that can be earned by Mr. Feiertag pursuant to this award is 11,582.  A copy of the form of Performance Stock Award Grant Agreement is attached hereto as Exhibit 10.2 and incorporated by reference.

Mr. Feiertag will also be eligible for an equity award under the 2018 LTI Plan to be granted at the Compensation Committee’s July 2019 meeting. The award will have an initial value of $440,000. Half of the award will be restricted shares that will vest three years from the grant date and the other half will be performance shares that will vest at the end of the Company’s 2022 fiscal year if performance goals are achieved. The performance objectives will be established by the Compensation Committee at its July 2019 meeting.

Upon joining the Company, Mr. Feiertag entered into a Change in Control Severance Agreement and an Indemnity Agreement with the Company. A copy of the form of Change in Control Severance Agreement is attached hereto as Exhibit 10.3 and incorporated by reference, and a copy of the form of Indemnity Agreement is attached hereto as Exhibit 10.4 and incorporated by reference.

Mr. Feiertag has no family relationships, as defined in Item 401 of Regulation S-K, with any of the Company’s executive officers or directors, or any person nominated to become a director or executive officer. There is no arrangement or understanding between Mr. Feiertag and any other person pursuant to which Mr. Feiertag was appointed as the President and Chief Operating Officer of the Company. There are no transactions in which Mr. Feiertag has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 1, 2019, the Board amended Article IV, Section 1 of the Restated Bylaws of the Company (“Bylaws”). The amendment removes a prior requirement that the Company’s President be selected from members of the Board.

A copy of the amended Bylaws is attached as Exhibit 3.1 and incorporated herein by reference. The description of the amended Bylaws is qualified in its entirety by reference to Exhibit 3.1.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

EXHIBIT NUMBER	DESCRIPTION

3.1	Restated Bylaws of Twin Disc, Incorporated effective May 1, 2019.

10.1	Form of Restricted Stock Award Grant Agreement for restricted stock grants on May 1, 2019

10.2	Form of Performance Stock Award Grant Agreement for performance stock grants on May 1, 2019

10.3	Form of Change in Control Severance Agreement between the Company and Mr. Feiertag (Incorporated by reference to Exhibit 10.5 of the Company’s Form 8-K dated August 6, 2018). File No. 001-07635.

10.4	Form of Indemnity Agreement (Incorporated by reference to Exhibit 10.5 of the Company’s Form 8-K dated August 2, 2005). File No. 001-07635.

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 3, 2019	Twin Disc, Incorporated

/s/ Jeffrey S. Knutson
Jeffrey S. Knutson
Vice President-Finance, Chief Financial Officer, Treasurer & Secretary